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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2003

CLICK COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-4088644 (IRS Employer Identification No.)
200 East Randolph Drive, Suite 4900 Chicago, Illinois 60601 (Address of principal executive offices)	60601 (Zip Code)
Registrant's telephone number, including area code:
(312) 482-9006
N/A (Former name or former address, if changed since last report)

ITEM 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated July 25, 2003 announcing second quarter 2003 earnings by Click Commerce, Inc.

ITEM 9.    Regulation FD Disclosure.

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

        On July 25, 2003, Click Commerce issued a press release setting forth Click Commerce, Inc.'s second quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC. (Registrant)
	By:	/s/ MICHAEL W. NELSON Michael W. Nelson Chief Financial Officer
Dated: July 25, 2003

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  ITEM 7. Financial Statements and Exhibits.
  ITEM 9. Regulation FD Disclosure.
SIGNATURES